SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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The North Carolina Capital Management Trust

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

The North Carolina Capital Management Trust: Term Portfolio

Dear Shareholder:

On December 9, 2020, The North Carolina Capital Management Trust will hold a special meeting of shareholders of Term Portfolio (the fund). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call the fund’s distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

The North Carolina Capital Management Trust

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in The North Carolina Capital Management Trust.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:

To liquidate and terminate Term Portfolio. If you approve the liquidation, thereafter the fund will not engage in any business activities except to wind down its business, convert its portfolio securities to cash, and make any necessary distributions to shareholders.

Has the fund’s Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and an accompanying Plan of Liquidation and Dissolution and recommends that you vote in favor of the liquidation.

What are the reasons for the proposal?

The Board of Trustees of Term Portfolio has unanimously determined that liquidating and terminating Term Portfolio is in the best interests of shareholders. The Board of Trustees considered a variety of factors in determining to recommend that you vote in favor of Term Portfolio’s liquidation, including, without limitation, the prevailing interest rate environment, Term Portfolio’s current net yield, its current asset size, and the likelihood that Term Portfolio’s assets will continue to decrease. The Board of Trustees considered continuing to operate Term Portfolio, but concluded that doing so under the current and anticipated market environment would not result in an attractive investment for shareholders and that the yield of Term Portfolio would no longer remain competitive.

The Board of Trustees also considered alternative options to liquidation and considered Fidelity’s determination that there are no suitable funds into which Term Portfolio could be merged and that continuing to offer Term Portfolio in the current and anticipated market environment would not be in the best interests of Term Portfolio and its shareholders.

Who is Computershare Limited?

Computershare Limited is a third party proxy vendor that had been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of the fund on the record date. The record date is October 22, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the fund’s distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232.

Why is the shareholder meeting being held virtually and not in person?

In light of COVID-19 (coronavirus) we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, we have decided to conduct the meeting as a “virtual” shareholder meeting through remote audio communication in lieu of an in-person meeting. Please monitor the website at www.proxy-direct.com/Fidelity for updated information. If you are planning to attend the meeting virtually, you must register at http://www.meetingcenter.io/203279902, you must enter the Meeting password (NCMT2020). You will be required to enter an email address and the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number and security code, please email Computershare Limited, the trusts’ proxy solicitor (“Computershare”), at Fidelity.Investments@proxydirectmail.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number and security code. As always, we encourage you to vote your shares prior to the meeting. To participate in the Meeting you must register at http://www.meetingcenter.io/203279902.

How do I sign the proxy card?

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	City of ABC	Mary Jones, Finance Officer

	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer

B.	1)	County of XYZ	John Smith, Finance Officer

	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

NCTPF-PXL-1120 1.9900498.100

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on December 9, 2020

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at https://www.proxy-direct.com/Fidelity

TERM PORTFOLIO

A FUND OF

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

245 Summer Street, Boston, Massachusetts 02210

1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Term Portfolio (the fund), a series of The North Carolina Capital Management Trust (the trust), will be held on December 9, 2020, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof. In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

1.	To approve a plan to liquidate and terminate Term Portfolio.

The Board of Trustees has fixed the close of business on October 22, 2020 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CYNTHIA LO BESSETTE

Secretary

November 9, 2020

Your vote is important – please vote your shares promptly.

In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting you must register at http://www.meetingcenter.io/203279902, you must enter the Meeting password (NCMT2020). You will be required to enter an email address and the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number and security code, please email Computershare Limited, the trusts’ proxy solicitor (“Computershare”), at Fidelity.Investments@proxydirectmail.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number and security code.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting website during the Meeting.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	City of ABC	Mary Jones, Finance Officer

	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer

B.	1)	County of XYZ	John Smith, Finance Officer

	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.
3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:

TERM PORTFOLIO

TO BE HELD ON DECEMBER 9, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Term Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on December 9, 2020 at 8:30 a.m. ET. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), the fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 9, 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Computershare Limited may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund. The fund may also arrange to have votes recorded by telephone. Computershare Limited may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of $1,500. The fund may also arrange to have votes recorded by telephone. Computershare Limited may be paid on per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated total cost of approximately $750.

If the fund record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund’s investment adviser and administrator, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Company LLC (FDC), the fund’s principal underwriter, is 900 Salem Street, Smithfield, Rhode Island 02917. The principal business address of Capital Management of the Carolinas, L.L.C. (CMC), the fund’s distribution agent, is 1520 South Boulevard, Suite 230, Charlotte, North Carolina 28203. FMR Investment Management (UK) Limited (FMR UK), located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom;

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (FMR Japan), located at Kamiyacho Prime Place,1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan are sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting by following the instructions available on the Meeting website during the Meeting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

A majority of Term Portfolio’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On September 30, 2020 there were 457,000,804 shares of the fund issued and outstanding.

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund on September 30, 2020 was as follows:

Fund	Owner Name	City	State	Ownership %
Term Portfolio	Research Triangle Reg Public Transit	Research Triangle Park	NC	6.51%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

Shareholders of record at the close of business on October 22, 2020 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date, with fractional share amounts entitled to a proportional fractional vote.

For a free copy of the fund’s annual report for the fiscal year ended June 30, 2020, call 1-800-222-3232, visit Fidelity’s web site at institutional.fidelity.com/nccmtnet, or write to The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C., 1520 South Boulevard, Suite 230, Charlotte, NC 28203.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of Term Portfolio. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

1. The purpose of this proposal is to approve a plan to liquidate and terminate Term Portfolio (the fund).

At a meeting held on October 22, 2020, based on FMR’s presentation and recommendation, the Board of Trustees determined that it is in the best interests of Term Portfolio and its shareholders to liquidate and terminate Term Portfolio pursuant to a Plan of Liquidation and Dissolution (the Plan), a form of which is attached as Appendix A and which was approved by the Board of Trustees, subject to the approval of Term Portfolio’s shareholders at the Meeting. Pursuant to the provisions of the Declaration of Trust of the trust, in addition to approval by the Board of Trustees, approval of a majority of the fund’s shareholders is required to liquidate and terminate Term Portfolio.

Term Portfolio commenced operations in March 1987. The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital. In evaluating the Plan, the Board considered a variety of factors, including, without limitation, the prevailing interest rate environment, Term Portfolio’s current net yield, its current asset size, and the likelihood that Term Portfolio’s assets will continue to decrease. The Board considered continuing to operate Term Portfolio, but concluded that doing so under the current and anticipated market environment would not result in an attractive investment for shareholders and that the yield of Term Portfolio would no longer remain competitive.

The Board of Trustees also considered FMR’s descriptions of alternatives to liquidation and relied on FMR’s representations that liquidation was the best option for shareholders in Term Portfolio. In its review of alternative options, the Board considered FMR’s determination that there are no suitable funds into which Term Portfolio could be merged and that continuing to offer Term Portfolio in the current and anticipated market environment would not be in the best interests of Term Portfolio and its shareholders.

SUMMARY OF THE LIQUIDATION AND DISSOLUTION PLAN FOR TERM PORTFOLIO (THE PLAN)

If shareholders approve the Plan, the liquidation and termination of Term Portfolio will be effected in accordance with the terms of the Plan, which has been approved by the Board of Trustees and a form of which is attached as Appendix A. The Plan provides for the complete liquidation of all assets of the fund, the payment and discharge of, or other provision for, all liabilities and obligations of the fund, and the distribution of the remaining net assets to shareholders. The following discussion summarizes the important terms of the Plan, but does not purport to be complete. Shareholders are urged to read the form of Plan in its entirety.

Effective Date and Cessation of the Fund’s Activities as an Investment Company

If approved by shareholders of the fund at the Meeting, the Plan will become effective at the close of business on December 9, 2020 (the “Effective Date”) or, in the event the Meeting is postponed or adjourned, the Effective Date of the Plan shall be the date that the liquidation proposal meets the required vote for approval. After the Effective Date of the Plan, the fund will cease its normal operations as an investment company as soon as practicable and will no longer engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets to shareholders in accordance with the provisions of the Plan, after paying and discharging all the fund’s debts and liabilities, including establishing appropriate reserves for such accounts. The liquidation and winding up of the affairs of the fund will be accomplished in accordance with the provision of Massachusetts law and the Trust’s Declaration of Trust.

Liquidation of Assets

The fund will be liquidated and terminated on or about December 11, 2020, or such other date as determined by the officers of the Trust, in accordance with the laws of the Commonwealth of Massachusetts, the Trust’s Declaration of Trust, and the Plan. The day of such liquidation and termination is hereafter called the “Liquidation Date.” As soon as is reasonable and practicable after the Effective Date, all holdings of the fund will be converted to cash or cash equivalents, securities, or any combination thereof, in order to provide for the orderly distribution of proceeds to shareholders on the final Liquidation Date or in connection with any shareholder redemption made after the Effective Date but prior to the final Liquidation Date.

Liquidating Distribution

As soon as practicable after the Liquidation Date, the fund will distribute to each shareholder of record on the Effective Date who has not redeemed all of their shares prior to the Liquidation Date, without any further action on the shareholder’s part, a final liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the fund (the “Liquidation Distribution”). Upon the distribution of the Liquidating Distribution, all outstanding shares of the fund will be deemed cancelled.

Redemption of Shares

Shareholders can redeem any shares held in the fund at any time before the fund makes the Liquidation Distribution, in accordance with the redemption procedures set forth in the fund’s current prospectus without waiting for the fund to take any action. Additionally, if determined to be appropriate by the Board of Trustees before the Liquidation Date, the fund may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

Expenses of Liquidation and Termination

FMR will bear all expenses incurred by the fund in connection with implementation of the Plan including, but not limited to, all printing, legal, accounting fees, and the expenses of any reports to or meetings of shareholders, but excluding interest, taxes, extraordinary expenses, if any, and the fund’s non-operating expenses.

FEDERAL TAX CONSEQUENCES

If the Plan is approved by shareholders and the fund proceeds to liquidate, the fund intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under the Internal Revenue Code for its final taxable year. Accordingly, the fund expects that it will not be taxed on any capital gains realized from sales of fund assets or ordinary income that the fund timely distributes to shareholders. On or before the Liquidation Date, the fund may declare additional distributions to the extent necessary to ensure that the fund has distributed all of its net income and net realized capital gains.

Most shareholders in the fund are “political subdivisions” of the State of North Carolina. Section 115(1) of the Internal Revenue Code provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any of its political subdivisions. The receipt of revenue from the fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with those requirements.

Although most shareholders in the fund are tax-exempt entities, any taxable or tax-exempt shareholder who must account for income and gains that may result from shareholder transactions and who receives a Liquidating Distribution could recognize gain (or loss) for federal income tax purposes equal to the amount by which the amount of the Liquidating Distribution exceeds (or is less than) the shareholder’s adjusted tax basis on his or her fund shares. Any amounts distributed prior to the liquidation would generally be recognized separately and result in an offsetting decrease to the gain (or increase to the loss) recognized on the Liquidation Date.

Shareholders should consult their tax advisers regarding the effect, if any, of the Plan in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Plan.

CONCLUSION. The Trustees recommend voting FOR the proposal. If approved by shareholders, the proposed liquidation will occur on or about December 11, 2020. If the proposal is not approved by shareholders, Term Portfolio will remain closed to new purchases and the Board of Trustees will consider whether another course of action would benefit the fund and its shareholders.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the fund, attention ”Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, by calling Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at 1-800-222-3232, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Appendix A

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION OF

TERM PORTFOLIO

This Plan of Liquidation and Dissolution (the “Plan”) is adopted by The North Carolina Capital Management Trust (the “Trust”), a Massachusetts business trust, on behalf of Term Portfolio (the “Fund”), a separate series of the Trust operating as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to accomplish the Fund’s complete liquidation, dissolution and termination in conformity with the Trust’s Declaration of Trust and Bylaws and in accordance with the laws of the Commonwealth of Massachusetts.

WHEREAS, the Trust’s Declaration of Trust provides that the Board of Trustees may terminate the Fund with the consent of a majority of Trustees and a majority of the Fund’s shareholders, as set forth in Section 1 hereof;

WHEREAS, at a meeting held on October 22, 2020, the Board of Trustees determined that it is in the best interests of shareholders to liquidate and terminate the Fund and voted unanimously to approve the Plan, all to provide for the orderly liquidation, dissolution and termination of the Fund;

WHEREAS, the Trust held a special meeting of shareholders of the Fund (the “Meeting”) on [December     ], 2020, to vote on the proposal to liquidate and terminate the Fund;

NOW, THEREFORE, the liquidation, dissolution and termination of the Fund shall be carried out in the manner set forth herein:

1. Effective Date of Plan. The Plan shall be effective upon the approval of liquidation and termination of the Fund by an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund represented at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities, or on such other later date as the Board of Trustees, in its sole discretion, may determine (the “Effective Date”).

2. Winding Up of Business. Commencing on the Effective Date, the Fund shall wind up its business and affairs and, as soon as practicable, distribute its net assets to shareholders in accordance with the provisions of the Plan after payment to (or reservation of assets for payment to) the Fund’s creditors.

3. Liquidation of Assets. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash form at such times as determined by the Fund’s investment adviser (“the Adviser”), other than those portfolio securities which the Fund intends to distribute in kind to its shareholders.

4. Payment of Liabilities. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts in the Fund’s custody account to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5 hereof.

5. Final Liquidating Distributions. As soon as practicable after the liquidation of assets pursuant to Section 3 hereof and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds, in the form of cash or portfolio securities or both, to all remaining shareholders in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the “Liquidation Date.”

(a) Each shareholder of record as shown on the books of the Fund as of the close of business on the Liquidation Date shall be entitled to receive an amount, in cash or in kind, equal to the aggregate net asset value of the full and fractional shares of the Fund that such shareholder owns as of the close of business on the Liquidation Date (the “Liquidation Distribution”). Each such Liquidation Distribution shall be calculated using the net asset value per share determined as of the close of business on the Liquidation Date in accordance with the Fund’s most recent prospectus and statement of additional information.

(b) Liquidation Distributions shall be subject to any applicable withholding fees or taxes.

(c) Liquidation Distributions shall be in complete redemption and cancellation of all of the Fund’s outstanding shares.

6. Termination of the Fund. As soon as practicable after the completion of the Liquidation Distributions, the Fund shall be terminated pursuant to the terms of the Plan, the Trust’s Declaration of Trust and Bylaws, and any applicable provisions of the laws of the Commonwealth of Massachusetts.

7. Expenses of Liquidation and Termination. The Adviser will bear all expenses incurred by the Fund in connection with the implementation of the Plan, other than interest, taxes, and extraordinary expenses, if any. In addition, the Fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

8. Authorization of Trustees and Fund Officers. The Board of Trustees and, subject to the general direction of the Board, the Fund’s officers, shall have the authority, in the name and on behalf of the Fund, to make, execute and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as it or they may deem necessary or desirable in order to carry out the Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable laws of the Commonwealth of Massachusetts, or any other applicable state or federal law.

9. Amendment and Termination of the Plan. Except as otherwise provided by the Trust’s Declaration of Trust and Bylaws, or by applicable law, the Board of Trustees shall have the authority to authorize such variations from or amendments to the provisions of the Plan as it may deem necessary or appropriate to effect the liquidation, dissolution and termination of the Fund and the distribution of the Fund’s net assets to the Fund’s shareholders.

10. Governing Law. This Plan shall be subject to and construed consistently with the Trust’s Declaration of Trust and Bylaws and otherwise shall be governed by and in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the undersigned have executed this Plan of Liquidation and Dissolution, as of the date set forth above.

[SIGNATURE LINES OMITTED]

The third party marks appearing above are the marks of their respective owners.

1.9900483.100	NCTPF-PXS-1120

PO Box 28015 Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Attend Shareholder Meeting Virtually on December 9, 2020

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

The undersigned, revoking previous proxies, hereby appoint(s), Nati Davidi, attorney, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually through remote audio communication, on December 9, 2020 at 8:30 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holder or substitutes voting or acting. To participate in the Meeting you must register at http://www.meetingcenter.io/203279902 and enter the Meeting password (NCMT2020). This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_31720_110220_C

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorney shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To approve a plan to liquidate and terminate Term Portfolio.

	To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID1 31720	M xxxxxxxx

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Attend Shareholder Meeting Virtually on December 9, 2020

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

The undersigned, revoking previous proxies, hereby appoint(s), Nati Davidi, attorney, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually through remote audio communication, on December 9, 2020 at 8:30 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holder or substitutes voting or acting. To participate in the Meeting you must register at http://www.meetingcenter.io/203279902 and enter the Meeting password (NCMT2020). This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_31720_110220_I

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorney shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve a plan to liquidate and terminate Term Portfolio.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 —Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID2 31720	M xxxxxxxx

Fidelity PROXY WO# 31720- TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD ** IVR Revision 10/20/20

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:

“Proposal 1:” “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR THE PROPOSALS ARE HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTES (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

FIDELITY INSTITUTIONAL ASSET MANAGEMENT®

North Carolina Capital Management Trust - Term Portfolio

Special Shareholder Meeting: December 9, 2020

Important proxy voting material is ready for your review.

VOTE NOW!

For shareholders as of October 22, 2020.

Ways to Vote

Go to Proxy-direct.com

Call 1-800-337-3503

Vote by December 8, 2020 11:59 PM ET

Control Number: 72099999001000

Security Code: 99999999

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help

Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET.

Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com.

View the Fidelity Investments and the Fidelity Funds privacy notice.

Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917

913273.1.0 | FIAM-BD

eFail Buckslip – to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1
[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

["Login" button appears here]

To access materials without a control number: Click ["here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on "Login" before inputting a valid control number, the following error message appears:]
There is a length error with the Control Number and/or Security Code
[If shareholder clicks on "Submit" after inputting a valid control number, Screen 2 appears.]

Sample Proxy/Voting Instruction Card



XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

Sample Notice



PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.
XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the ["Help" link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Secured by thawte click to verify

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 2

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershare

proxydirect

[Fidelity Logo appears here]

The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

ACCESS OR REQUEST MATERIALS

View Materials:

Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Proxy Materials Page]

Request Materials:

Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Request Materials Page]

VOTE YOUR PROXY

To Vote via our Touch Tone line, have your voting card or meeting notice in front of you and call 1-800-337-3503

To Request Materials via our Touch Tone Order Request line call 1-877-816-5331

Links – (center justified) “Back to Login Page” “Continue to Voting”

[If shareholder clicks on “Back to Login Page” link, they will be redirected to Screen 1]

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 3]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3 - Internet Voting Page [After clicking “Continue to voting, shareholder sees Screen 3] Computershare proxydirect [Fidelity Logo appears here] Text - (left justified) Control Number: [control number appears here]

Fund [TRUST NAME] - [FUND NAME] Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)

Mark All> [For/Against/Withhold]

Proposals

01.01 [Title of proposal]. [Name of nominee for Trustee election]

[For][Withhold]

01.02 [Title of proposal]. [Name of nominee for Trustee election]

[For][Withhold]

01.03 [Title of proposal]. [Name of nominee for Trustee election]

[For][Withhold]

02. [Title of proposal will be inserted].

Text - (right justified)

[For/Against/Abstain]

03. [Title of proposal will be inserted].

Text - (right justified)

[For/Against/Abstain]

04. [Title of proposal will be inserted].

Text - (right justified)

[For/Against/Abstain]

If you have questions regarding the voting process, please call 1-877-456-7881

Links – (left justified) “Cancel Vote & Exit” “Submit Vote”

[If shareholder clicks on “Cancel Vote & Exit” link, the following popup appears:]

Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on “Submit” link without making an election, the following popup appears:]

Text - (left justified)

You Must Vote On Each Proposal

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 3, shareholder sees Screen 4]

Computershare

proxydirect

Link – “Log Out”

[Fidelity Logo appears here]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – “Print Page”

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link “Click Here” – “to SET FUTURE PREFERENCE for receiving materials.

[If shareholder clicks on “Click Here” link, they will be directed to the page to set future preferences.]

Link – “Return to Card List” or “Exit”

[If shareholder clicks on “Return to Card List” link, they will be redirected to their Consolidated Ballot.]

[If shareholder clicks on “Exit” link, they will be redirected to Screen 1.]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:

Confirm E-mail:

Link – “Send E-mail”

[If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.]

* Blank

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2, 3, or 4, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Computershare

proxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated

Trust Name: Fund Name(s)

Link(s)

[MM, DD, YYYY][Date of Proxy Inserted here]

[Trust Name: Fund Name(s) Inserted Here]

[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]

[Trust Name: Fund Name(s) Inserted Here]

[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]

[Trust Name: Fund Name(s) Inserted Here]

[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Link – “Return to Previous Page”

[If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address belowhttp://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 a new window will open that presents information in the following format.]

Form of

Request Materials Page

Computershare

proxydirect

REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

Delivery Option:

Electronic Delivery

Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address:

* Required

Confirm Email:

* Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page”

[If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 a new window will open that presents information in the following format.]

Form of

Set Future Preferences Page

Computershare

proxydirect

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

Delivery Option:

Electronic Delivery

Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address:

* Required

Confirm Email:

* Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your future preference has been saved.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your future preference has been saved.]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page”

[If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to return to their card list they will see the below.]

Computershare

proxydirect

[Fidelity Logo appears here]

Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once.

Link – “Consolidated Ballot”

[If shareholder clicks on “Consolidated Ballot” link they will be directed to Screen 1 for all of their accounts]

Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote.

Control Number

Vote Status

Link – [Numbers print here]

[Voted/Not voted]

[If shareholder clicks on “a control number” link they will be directed to Screen 1 for that account]

Link – “Log out”

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.